UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2016

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The disclosure under Item 8.01 of this Current Report on Form 8-K relating to the voting results on the adjournment proposal is incorporated by reference into this Item 5.07.

Item 8.01 Other Events.

On September 8, 2016, Harvest Natural Resources, Inc. (the "Company") issued a press release announcing that the September 8, 2016 annual meeting of stockholders was convened and adjourned, without any business being conducted (other than the adjournment of the meeting). The annual meeting will reconvene on September 15, 2016 at 3:30 p.m. central time at the Company’s headquarters located at 1177 Enclave Parkway, Suite 300, Houston, Texas 77077. The polls will remain open with respect to all proposals during the adjournment, and the record date for stockholders entitled to vote at the annual meeting remains August 1, 2016.

The adjournment is intended to provide the Company’s stockholders with time to read and consider a supplement to the definitive proxy statement that the Company filed with the Securities and Exchange Commission (the "SEC") on August 2, 2016. The supplement, which the Company plans to file with the SEC shortly, will provide important updates concerning the proposed sale of the Company’s Venezuelan interests and the other proposals included in the proxy statement.

As of the time of the September 8, 2016 meeting, the proposal to adjourn the meeting was approved by the vote set forth below.

For 38,585,367
Against 4,039,012
Abstain 73,592
Broker Non-Votes 0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Press Release of Harvest Natural Resources, Inc., dated September 8, 2016

Forward-Looking Statements

Any forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), contained in this Current Report on Form 8-K involve risks and uncertainties and are subject to change based on various important factors. All statements in this Current Report on Form 8-K other than statements of historical fact may constitute forward-looking statements. When used in this Current Report on Form 8-K, the words “intends,” “expects,” “believes,” “plans,” “anticipates,” “would,” “could,” “should” and similar expressions are intended to identify forward-looking statements. Important factors could cause actual results to differ materially from those in any forward-looking statements contained in this Current Report on Form 8-K. These factors include, among other factors: (i) the possibility that the Company will be forced to adjourn the meeting a second time; (ii) any delays in closing the proposed sale of the Company’s Venezuelan interests or the possibility of non-consummation of the transaction; (iii) the possibility that the closing conditions to the proposed sale of the Company’s Venezuelan interests will not be satisfied or waived, including that a governmental entity may prohibit, delay, refuse to grant or withdraw a necessary regulatory approval, or that the Company will fail to obtain the requisite stockholder approvals of the proposed transaction; (iv) the possibility that the closing of the transaction could be prevented or delayed by litigation, or that that litigation could otherwise have negative effects on the transaction or the Company; (v) the occurrence of any event that could give rise to termination of the share purchase agreement; (vi) risks related to the disruption of the transaction to the Company and its management; (vii) the effect of announcement of the transaction on the Company’s ability to retain and hire key personnel and maintain relationships with its partners, suppliers and other third parties; (viii) the possibility that the Company may be unable to continue as a going concern; and (ix) and other risks, including those discussed in the Company’s definitive proxy statement filed with the SEC on August 2, 2016, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and other public filings. Except as required by law, the Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Additional Information

In connection with the proposed sale of the Company’s Venezuelan interests to CT Energy Holding SRL and certain other proposals, the Company filed a definitive proxy statement with the SEC on August 2, 2016. On or about August 8, 2016, the Company mailed the definitive proxy statement to each stockholder entitled to vote at the annual meeting. Investors and stockholders of the Company should read the definitive proxy statement and other proxy materials carefully before making any voting decision because it contains important information about the proposed sale of the Company’s Venezuelan interests and the other proposals included in the proxy statement. The definitive proxy statement and other relevant materials to be filed with the SEC in the future, including any proxy supplements, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of documents filed with the SEC by the Company by requesting them in writing or by telephone from the Company at Harvest Natural Resources, Inc., 1177 Enclave Parkway, Suite 300, Houston, TX 77077, Attention: Corporate Secretary, (281) 899-5700.

The Company and its directors and officers and CT Energy Holding SRL and its principals and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the sale of the Company’s Venezuelan interests and other proposals included in the proxy statement. Information about the Company’s directors and executive officers and their ownership of Company stock is set forth in the definitive proxy statement, as well as the Company’s 2015 Annual Report on Form 10-K, which was filed with the SEC on March 29, 2016, and Amendment No. 1 to its 2015 Annual Report on Form 10-K, which was filed with the SEC on April 29, 2016. Other information regarding the participants in the proxy solicitation may be contained in additional materials to be filed with the SEC in the future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

September 8, 2016	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Harvest Natural Resources, Inc., dated September 8, 2016